UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2012

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC.	86-0721358
(A Delaware Corporation)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

333-169730	DT ACCEPTANCE CORPORATION	82-0587346
(An Arizona Corporation)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

333-169730-02	DT JET LEASING, LLC	27-1063772
(An Arizona Limited Liability Company)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC	86-0657074
(An Arizona Limited Liability Company)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

333-169730-05	DT CREDIT COMPANY, LLC	86-0677984
(An Arizona Limited Liability Company)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC	86-0683232
(An Arizona Limited Liability Company)
4020 East Indian School Road, Phoenix, Arizona 85018
(602) 852-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to RBS Warehouse

On March 15, 2012, DriveTime Automotive Group, Inc. and DriveTime Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 4 to the Loan and Servicing Agreement (the “Amendment”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders (the “Loan and Servicing Agreement”).

The Amendment amends the following in the Loan and Servicing Agreement:

(i) extended the termination date of the Loan and Servicing Agreement until March 14, 2013; and

(ii) removed the requirement in the Loan and Servicing Agreement that DTAC maintain a demand note in favor of DT Warehouse IV.

The foregoing description of the Amendment and the Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 4, dated March 15, 2012, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2012	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: March 21, 2012	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: March 21, 2012	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: March 21, 2012	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: March 21, 2012	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: March 21, 2012	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4, dated March 15, 2012, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders